UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________
FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021
_______________________________________________________________
Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
_______________________________________________________________

Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 S. Delaware St., Suite 400
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GWRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 14, 2021, Guidewire Software, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Company’s 2021 definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 3, 2021. Present at the Annual Meeting in person or by proxy were holders of 77,056,647 shares of the Company’s common stock, representing a majority of the Company’s issued and outstanding shares as of October 19, 2021, the record date for the Annual Meeting, and constituting a quorum under the Company’s Bylaws. The following proposals were voted upon and the final results with respect to each such proposal are set forth below:

1. Election of Directors

The stockholders elected the eight persons named below as directors of the Company, each to serve for one-year terms expiring at the 2022 annual meeting of stockholders and until their successors are duly elected and qualified. The results of such vote were:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Marcus S. Ryu	72,921,959	671,982	22,591	3,440,115
Paul Lavin	73,015,261	565,328	35,943	3,440,115
Mike Rosenbaum	73,502,178	91,656	22,698	3,440,115
Andrew Brown	72,783,832	794,502	38,198	3,440,115
Margaret Dillon	73,035,626	545,802	35,104	3,440,115
Michael Keller	73,299,721	280,317	36,494	3,440,115
Catherine P. Lego	73,035,735	545,671	35,126	3,440,115
Rajani Ramanathan	73,486,258	93,945	36,329	3,440,115

2. Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2022. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
76,716,581	329,261	10,805	0

3. Advisory Vote on Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2021 definitive proxy statement. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
72,475,691	1,118,543	22,298	3,440,115

4. Approval of the Amendment and Restatement of the Company’s Certificate of Incorporation

The stockholders approved the amendment and restatement of the Company’s certificate of incorporation to remove the supermajority voting requirement therein. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
73,535,098	74,515	6,919	3,440,115

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDEWIRE SOFTWARE, INC.

By:	/s/ WINSTON KING
Winston King
Chief Administrative Officer, General Counsel and Secretary

Date:	December 16, 2021